SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2010

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX—99.1 Press Release dated May 3, 2010

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)  On May 3, 2010, NV Energy, Inc. (“NVE”) issued a press release announcing that Dilek L. Samil has been named as Senior Vice President Finance, Chief Financial Officer and Treasurer for NV Energy Inc. and its two wholly-owned utility subsidiaries, Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a/ NV Energy, effective June 1, 2010.  Prior to joining NVE, Ms. Samil, 54, served as President and Chief Operating Officer of CLECO Power LLC, a subsidiary of Cleco Corp. (NYSE: CNL).  Prior to her promotion to President and COO of Cleco Power in 2005, Ms. Samil served as the Chief Financial Officer of Cleco Corp. since she joined the company in 2001.  A copy of the press release is filed herewith as Exhibit 99.1.

    Pursuant to the terms of her employment, Ms. Samil is eligible to participate in NVE’s Short Term Incentive Plan (“STIP”) with an initial target award equal to 60% of her annual base salary of $475,000.  Payments under the STIP are made at the discretion of the Board of Directors and are based on corporate, business unit and individual performance.  If STIP payments are made to other officers under the 2010 STIP plan, Ms. Samil is guaranteed a minimum STIP payment of $285,000 for the 2010 plan year, payable in February 2011 so long as she is then employed by NVE.  Ms. Samil is also eligible to participate in NVE’s Long Term Incentive Plan (“LTIP”).  Grants under the LTIP are determined by the Board of Directors annually.  The value of Ms. Samil’s LTIP incentive is currently targeted at 140% of her base salary.  Ms. Samil will also receive a cash bonus of $100,000 and 110,000 shares of NVE stock in the form of restricted shares which will vest in equal installments over a three year period from the date of grant subject to Ms. Samil’s continued employment.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits—Press Release dated May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: May 4, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Interim Chief Financial Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: May 4, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Interim Chief Financial Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: May 4, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Interim Chief Financial Officer